Exhibit 99.1

3Q 2022 – Investor Presentation November 2022

Disclaimer

BM Technologies is not a bank and it does not provide banking services. The Company facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to the Company's technology providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank.

This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy and completeness. This data is subject to change.

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements
This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements may be identified through the use of words such as "anticipate," "estimate," "expect," "intend," "plan," will," "should," "plan," "continue," "potential" and "project" or the negative of these terms or other similar words and expressions, and in this presentation include our expectations regarding the First Sound merger, and the development of our relationship with a significant new BaaS partner. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Factors that could cause or contribute to such differences include, but are not limited to: (1) the ability of BMTX to obtain required governmental approvals of the First Sound acquisition, (2) the occurrence of any event, change or other circumstances that could give rise to a delay in closing the First Sound acquisition or the termination of the acquisition agreement, (3) the failure of the closing conditions in the First Sound acquisition agreement to be satisfied, or any unexpected delay in closing the acquisition, (4) the risks relating to the integration of First Sound's operations into the operations of BMTX, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (5) the risk of expansion into new geographic or product markets, (6) the risk that we will be unable to expand our relationship with our new BaaS partner as we currently anticipate, and (7) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements contained in this presentation can be found in the cautionary language included under the headings "CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS" and "Risk Factors" and in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and other documents subsequently filed with the Securities and Exchange Commission ("SEC"). The Company's SEC filings are available publicly on the SEC website at www.sec.gov. Many of these factors are beyond the Company's (and in the case of the prospective acquisition of First Sound, First Sound's) ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and BMTX undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

BMTX qualifies all forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures
This Presentation includes certain financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). This financial information include certain operating performance measures that exclude certain charges that are not considered part of recurring operations, such as merger-related charges. Such measures include Core EBITDA and Core Net Income. Management has included these non-GAAP measures because it believes that they provide useful supplemental information to investors and others in understanding and evaluating its operating results in the same manner as management. Further, management uses these measures to manage and evaluate its business, measure its performance and make strategic decisions. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Core EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Core EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the -GAAP Reconciliation included in the Appendix to this Presentation.

2

Bmt

Important Information For Shareholders and Investors

This presentation contains information related to a proposed merger of BM Technologies, Inc. (the "Company") with First Sound Bank. In connection with the proposed merger with First Sound Bank, the Company will file relevant materials with the SEC, including a definitive proxy statement for the Company's shareholders. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT BMTX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FSB AND THE TRANSACTIONS. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transactions (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to BM Technologies, Inc. at 201 King of Prussia Road, Suite 350, Wayne, PA 19087.

Participants in Solicitation

The Company and First Sound Bank and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of the Company common stock in respect of the proposed transactions. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the Company's definitive proxy materials filed with the SEC on May 2, 2022 in connection with its 2022 annual meeting of shareholders held on June 15, 2022, as those materials were amended or supplemented on May 19, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

RESTATEMENT OF 2021 QUARTERLY FINANCIALS

Financials for the periods ended March 31, 2021, June 30, 2021, and September 30, 2021 reported in this earnings release reflect the company's restatement of past periods as discussed in the company's annual report filed on Form 10K on May 10, 2022, and differ from previously reported financials. The restatement had no cumulative effect on the Company's previously reported revenues, Core EBITDA[1], total cash balance, total assets, total liabilities, total equity, net working capital, net cash flows from operating activities, investing activities, or financing activities. Similarly, this correction had no impact on the Company's operations or its underlying business fundamentals.

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1) Note: Core EBITDA is a non-GAAP measure, see slide 18 for further detail

BMTX at a Glance

The BM Technologies digital banking platform employs a multi-partner distribution model, known as “Banking-as-a-Service” (BaaS), that enables the acquisition of customers at higher volumes and substantially lower expense than traditional banks, while providing significant benefits to its customers, partners, and business.

One of America’s largest digital banking platforms

- Opened approximately 390k accounts in the first nine months of 2022

Leading Banking-as-a-Services (BaaS) Provider

Experts in B2B2C banking

- Over 750 University Campuses
- Touch 1 in 3 (college or higher ed) students
- T-Mobile Partnership
- New BaaS Partnership expected to launch in 2023
- New Collaboration with Helix by Q2 to expand BaaS offering

Focused on millennials/underserved middle income Americans

- Customer-centric & affordable banking
- Create customers for life with full suite of banking products

Listed on: NYSE

T-Mobile + Bmt Winner Best Fintech Partnership 2021 FinovateAwards

Bmt Winner Most Innovative Bank 2019 LendIt Fintech

★★★★★ 4.9 Apple App Store Rating

BM Technologies
NYSE American: BMTX

Share Price[1]	$8.15
Market Cap[1]	$99 M
Revenues (ttm)[2]	$93.2 M
Core EBITDA (ttm)[2, 3]	$23.8 M
Cash & Cash Equivalents[1]	$26.4 M
Shares Outstanding[2]	12.2 M
Float[2]	8.9 M
Headquarters	Radnor, PA



T-Mobile MONEY
Take your money further.
OPEN
4.9
4+
Years Old
Finance

1. As of November 11, 2022
2. As of September 30th, 2022
3. Core EBITDA is a non-GAAP measure, see slide 19 for further detail

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Strong 3Q YTD Revenue and EBITDA Despite Industry - Wide Rising Deposit Costs 1) Note: Core EBITDA is a non - GAAP measures, see slide 18 for further detail Core EBITDA 1 ($MM) 5 Revenue ($MM) 3Q’22 Core EBITDA 1 : $1.5M YTD 22 Core EBITDA 1: $16.4M 3Q’22 EBITDA 3Q’22 Revenue: $19.9M YTD 22 Revenue: $67.9M 3Q’22 Revenues Approximately 390K new accounts opened in 2022 YTD 22 New Accounts Opened 3Q’22 Core Earnings 1: $(0.8)M YTD 22 Core Earnings 1: $5.0M 3Q’22 Core Diluted EPS 1 of $(0.07) $69.4 $67.9 YTD21 YTD22 $21.6 $16.4 YTD21 YTD22

3Q'22 Financial Highlights: Total Deposits & Spend

#1	3Q'22 Average Serviced Deposits	- 3Q'22 Average Consolidated Serviced Deposits: $1.6B - Management decision to allow highly rate sensitive deposits to run off; reducing deposit servicing revenues in 3Q'22, but increasing franchise value for longer term - Approx. $600M in September 30 deposits in higher education vertical are essentially noninterest-bearing w/ a deposit beta close to 0%
#2	3Q'22 Debit Card Spend	- $683M consolidated BMTX Debit Spend in 3Q'22 / $2.2B YTD - Student Business spend $524M in 3Q'22 / $1.7B YTD - BaaS Business spend $158M in 3Q'22 / $469M YTD
#3	3Q'22 Higher Education Metrics	- $3.4B in Financial Aid disbursed in 3Q'22 / $10.3B disbursed YTD - $1.2B of these disbursements deposited into BMTX checking accounts YTD - $1.3B of additional (non-disbursement) deposits YTD, indicating primary bank behavior - 11% increase in YTD checking account sign ups YOY - 6% increase in YTD savings account sign ups YOY

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Bmtx

Per Account Metrics 1 Revenue per Account 1 Deposits per Account 1 Spend per Account 1 3Q’22 revenue per account: - 6% YoY to $46 YTD revenue per account: $149 1) Note: Per account metrics are calculated using day weighted average active accounts 3Q’22 Average deposits per account: $4,199 • BaaS business - 8% YoY due to conscious decision to let interest rate sensitive deposits run off during quarter • Student business +11% YoY 3Q’22 spend per account: $1,774 • 2021 period benefit from stimulus • BaaS business: - 2% YoY • Student business: - 1% YoY 7 $49 $46 3Q21 3Q22 $1,820 $1,742 $1,901 $1,617 $1,774 $1,353 $1,381 $1,331 $1,302 $1,319 $1,994 $1,862 $2,109 $1,745 $1,980 3Q21 4Q21 1Q22 2Q22 3Q22 BMTX New Business Student Business $3,994 $4,336 $4,907 $4,787 $4,199 $10,330 $12,021 $12,675 $12,397 $9,455 $1,636 $1,785 $2,079 $1,709 $1,819 3Q21 4Q21 1Q22 2Q22 3Q22 BMTX New Business Student Business SL0SL1

($ in billions) $1,696 $1,934 $2,112 $2,016 $1,615 3Q21 4Q21 1Q22 2Q22 3Q22 Stable Performance Across Key Metrics 3Q’22 Debit card spend of $683M • 2021 period benefitted from stimulus • BaaS spend increased $2M YoY Card Spend Avg. Serviced Deposits ($ in millions) Disbursements YTD 2022 8 3Q’22 Average Serviced Deposits of $1.6B • BaaS deposits decreased 5% YoY • Higher Ed deposits decreased 5% YoY 10 colleges and universities signed YTD 2022 55,000 additional students with access to BankMobile disbursements ($ in millions) $681 $881 $828 $773 $777 $819 $682 $683 Q4 (21 vs 20) Q1 (22 vs 21) Q2 (22 vs 21) Q3 (22 vs 21) $10.5 $10.3 3Q21 YTD 3Q22 YTD

Attractive Business Model Diversified Revenue Streams Card Revenue 25% Interchange and MasterCard incentive income based on card activity and out - of - network ATM fees % of September 2022 YTD Revenues Deposit Servicing Fees 55% Fee charged to partner bank(s) based on average balances of serviced deposits Account Fees 10% Monthly account fees, wire fees and card replacement fees University Fees 6% Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options Other Fees 3% Various nominal other fees, including fees associated with cash deposits 9 Revenue Breakout By Major Category Summary Income Statement 1,2 1) See slide 16 for details on the restatement of non - cash share - based compensation expense 2) Note: Core EBITDA, Core EBITDA Margin and Core OpEx are non - GAAP measures, see slide 18 for further detail

Finalizing New Bank Partner Working towards definitive agreement with a new partner bank Better economics due to variable rate pricing structure versus current fixed rate deposit cost structure Short term extension of existing Partner Bank agreement to facilitate transfer Expansion of BaaS Business Collaboration w/ Helix by Q2 to provide most comprehensive BaaS offering and stronger pipeline Expected launch of new BaaS partnership in 2023 will expand BMTX’s reach to millions of new customers TMM expansion: Savings, True Name, P2P feature, Perks expansion to Metro Continued improvements to the BaaS platform is expected to shorten time to market and decrease development expense for future partners Growth in Higher Ed Business $600M of nearly noninterest - bearing deposits 11% increase in new checking accounts sign ups compared to last year $ 1.2B of refunds deposited into BMTX checking accounts YTD $1.3B of additional (non - disbursement) deposits YTD, indicating primary bank behavior 11% YOY increase in average deposits per account (over $1800) BMTX added 10 new schools in 2022 providing 55k additional students access to BankMobile disbursements. First Sound Bank merger Positioning BMTX to become a fintech bank with a sustainable, profitable business model and new revenue opportunities The Company is working to resubmit its merger application with First Sound Bank (“FSB”) in order to respond to questions posed by regulators, with a goal of closing in 2023 BMTX Business Highlights 10

Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Continue to add new SSEs Increase adoption rates through new partnerships Expand partnerships to expand access to credit Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies Continue RFP process and strategic discussions with vetted blue - chip, BaaS partners to tap into their loyal customer bases Distribute the platform through new channels to open up incremental TAM Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Further Expand Within Existing Banking - as - a - Service (BaaS) Partnerships Continue to Add New Banking - as - a - Service (BaaS) Partners Expand Distribution Channels and Product Offerings Strategic M&A 11

Looking Forward: 5 Pillars of the BMTX Banking Platform Banking Lending Advice Crypto Investing & Insurance ▪ Checking ▪ Savings ▪ Card ▪ Credit card ▪ Personal loans ▪ Student refi ▪ Credit monitoring ▪ Budget ▪ Goals ▪ Gamification ▪ Buying ▪ Selling ▪ Pay a friend ▪ Extended rewards ▪ Trading ▪ Portfolio management ▪ Insurance ▪ Family products 12

Key Investment Highlights Fintech Bank Committed to combining with a bank in 2023 - Increased revenue opportunities Working towards definitive agreement with new partner bank w/ better economics Short term extension of existing Partner Bank agreement to facilitate transfer Scale and Profitability $1.6B in deposits, ~1/3 of deposits nearly non - interest bearing,$2.2B in spend YTD, Business is EBITDA & NI Positive Strong BaaS Business New collaboration with Helix by Q2 TMM roadmap Expansion Significant new BaaS partner expected to launch in 2023 Account Growth Approximately 475,000 accounts opened in trailing twelve months Strong Existing Partnerships Over 750 university campus partners, T - Mobile, New BaaS partner, Helix Deep Customer Engagement Stable revenue per active account despite uncertain economic environment Annual (TTM) revenue per account of $200 Proprietary Banking - as - a - Service (BaaS) Platform Flexible API driven platform ready to roll out quickly and integrate with partners easily 13 Strong future growth prospects as a Fintech Bank

Questions 14

Appendix 15

16 RESTATEMENT OF 2021 QUARTERLY FINANCIALS In connection with its January 4, 2021 divestiture of BM Technologies, Inc. (the “Company”), Customers Bank, the Company’s fo rme r parent granted certain employees and executives of the Company shares of BMTX it received as merger consideration as severance. Previously, this award was reported in Company f ili ngs, but the associated expense was not recognized in the Company’s stand - alone financials because it was considered an expense of Customers Bank, which made the award. In connection with the preparation of its consolidated financial statements for the year ended December 31, 2021, the Company determined that based on the application of U.S. generally accep ted accounting principles, the non - cash share - based compensation expense related to these awards with a grant date fair value of $19.6 million was incorrectly excluded from the Com pany’s stand - alone financial statements and should be recorded straight - line over the two - year post - grant vesting period ending January 3, 2023, net of any forfeitures. As a result, Management has concluded that the Company’s previously issued unaudited consolidated financial statements for the periods ended March 31, 2021, June 30, 2021, and September 30, 202 1, should no longer be relied upon, and will be restated to reflect the appropriate accounting and expense for the share - based compensation awards. Financials for the periods ended March 31, 2021, June 30, 2021, and September 30, 2021 reported in this earnings release refl ect the expected impact of the restatement and differ from previously reported financials. The correction of the Company’s previously reported share - based compensation expense in its quarterly reports on Form 10 - Q for 2 021 will have no effect on the Company’s previously reported revenues, Core EBITDA, total cash balance, total assets, total liabilities, total equity, net working cap ita l, net cash flows from operating activities, investing activities, or financing activities. Similarly, this correction has no impact on the Company’s operations or its underlying b usi ness fundamentals.

Reconciliation - GAAP Net Income to Core Net Income 17 1) See slide 16 for details on the restatement of non - cash share - based compensation expense (1)

Reconciliation - GAAP Net Income to Core EBITDA 18 (1) 1) See slide 16 for details on the restatement of non - cash share - based compensation expense

Valuation

Company	Ticker	Sh Price	Market Cap	EV	EV/EBITDA 2022E	EV/EBITDA 2023E	EV/Revenue 2022E	EV/Revenue 2023E	22/21 Revenue Growth	EBITDA MARGIN
BM TECHNOLOGIES, INC. (XNYS:BMTX)	***BMTX***	***$8.15***	***$99***	***$72***	***2.5x***	***2.4x***	***0.8x***	***0.7x***	***2%***	***30%***
Digital Financial Platforms										
Upstart Holdings Inc (XNAS:UPST)	UPST	$22.54	$1,777	$2,111	106.9x	32.5x	2.5x	2.6x	-1.2%	2%
OPEN LENDING CORPORATION (XNAS:LPRO)	LPRO	$7.54	$908	$860	7.4x	8.2x	4.6x	5.1x	-13.2%	62%
SOFI TECHNOLOGIES, INC. (XNAS:SOFI)	SOFI	$5.95	$4,270	$8,071	70.8x	25.7x	5.3x	3.9x	54.6%	8%
MONEYLION INC. (XNYS:ML)	ML	$0.87	$233	$522	-7.4x	35.9x	1.6x	1.0x	108.8%	-22%
LENDINGCLUB CORPORATION (XNYS:LC)	LC	$11.43	$1,173	$426	2.2x	2.5x	0.4x	0.3x	33.0%	16%
Median					***7.4x***	***25.7x***	***2.1x***	***2.6x***	***0.3x***	***0.0x***
Software & Payments										
MARQETA, INC. (XNAS:MQ)	MQ	$7.53	$3,947	$2,314	NM	-68.3x	3.1x	2.5x	44.0%	-6%
FLYWIRE CORPORATION (XNAS:FLYW)	FLYW	$22.02	$2,400	$2,077	136.7x	69.6x	7.8x	6.0x	31.8%	6%
Q2 HOLDINGS, INC. (XNYS:QTWO)	QTWO	$28.63	$1,589	$1,926	47.8x	32.3x	3.4x	3.0x	14.2%	7%
PAYPAL HOLDINGS, INC. (XNAS:PYPL)	PYPL	$91.03	$98,954	$99,482	14.9x	13.2x	3.6x	3.3x	8.5%	24%
PAYMENTUS HOLDINGS, INC. (XNYS:PAY)	PAY	$12.47	$1,432	$1,295	49.0x	31.8x	2.6x	2.1x	24.2%	5%
Evertec Inc (XNYS:EVTC)	EVTC	$34.45	$2,244	$2,494	9.3x	9.2x	4.1x	3.9x	3.7%	44%
BLOCK, INC. (XNYS:SQ)	SQ	$71.66	$40,309	$40,442	44.1x	32.4x	2.3x	2.0x	-0.8%	5%
EVO PAYMENTS, INC. (XNAS:EVOP)	EVOP	$33.63	$2,959	$3,311	16.1x	14.1x	6.0x	5.3x	10.9%	37%
Median					***44.1x***		***3.5x***	***3.1x***	***12.6%***	***6%***
Tech Forward Banks						**Price/Earnings**				
AXOS FINANCIAL, INC. (XNYS:AX)	AX	$42.63	$2,505	$3,086	10.7x	8.8x	4.4x	3.6x	13.2%	1%
GREEN DOT CORPORATION (XNYS:GDOT)	GDOT	$19.39	$950	$956	7.8x	8.6x	0.7x	0.7x	-1.5%	0%
LIVE OAK BANCSHARES, INC. (XNAS:LOB)	LOB	$35.41	$1,481	$1,521	16.7x	14.9x	2.6x	3.1x	32.2%	0%
FIRST INTERNET BANCORP (XNAS:INBK)	INBK	$26.44	$241	$935	6.8x	12.2x	8.6x	9.7x	-9.1%	4%
Pathward Financial, Inc. (XNAS:CASH)	CASH	$44.35	$1,263	$1,299	9.1x	8.1x	2.3x	2.0x	11.7%	1%
Median					***9.1x***	***8.8x***	***2.6x***	***3.1x***	***11.7%***	***1%***

EV / 2022E Revenue Multiples


0.8x
2.1x
3.5x
BMTX
Digital Financial Platforms
Software & Payments

EV / 2022E EBITDA Multiples


2.5x
7.4x
44.1x
BMTX
Digital Financial Platforms
Software & Payments

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 11/11/2022
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) 2022 and 2023 Revenue and EBITDA based on consensus estimates provided by Capital IQ & FactSet Research Systems, Inc as of 11/11/2022

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Capitalization Source: 2022 Revenue and EBITDA based on consensus estimates provided by Capital IQ & FactSet Research Systems, Inc as of 11/ 11/ 2022 20 Equity Capitalization Summary Valuation Sh Count % of Total Share Price $8.15 Publicly Held 8.9 73.0% Total Shares Outstanding 12.2 PIPE Investors 1.9 15.6% Insiders 1.4 11.5% Market Cap $99 Total shares outstanding 12.2 Cash $26.4 Debt $0.0 Warrants outstanding 22.7 Enterprise Value $72 Exercise price $11.50 Ex. Date 1/4/2026 BMTX 2022E Revenue $96.6 BMTX 2022E EBITDA $28.5 EV/EBITDA ('22E) 2.5x EV/Revenue ('22E) 0.8x

BM Technologies Solves Multiple Parties’ Pain Points in One Solution

Resulting in High-Volume, Low-Cost Customer Acquisition

B2B2C Approach

Consumers


Students
Customers
Employees
Clients and Partners
Natural Checkout Moments
Bmt
Bank Partners

Examples of BM Technologies Solutions within 3 Verticals

Higher-Ed Banking

- Distribute financial aid refunds and other disbursements
- Eliminate administrative burden and complexity
- Offer students access to banking services
- Reduce processing costs annually by ~$125K / year(1)


Checking
$1,215.27
Savings
$3,018.50

Banking-as-a-Service (White-Label Banking)

- Offer financial services through white-label partnerships (2)
- Attract customers by improving banking experience in historically-underserved segments
- Deliver customizable, partner branded rewards and special offers to further drive loyalty
- Create net-new, passive revenue streams for partners with lower customer attrition


Start your path to T-Mobile MONEY
MONEY

Niche D2C

- Deploy differentiated financial targeted to underserved affinity groups
- Modern digital banking experience via interest-bearing accounts, no fees and unique value propositions for segments


Good afternoon, Jane!
$825.00

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Competitive Positioning

Complete Digital Banking Platform

Illustrative Competitive Landscape

Representative Firms	BM Technologies	chime, CHASE, VARO, TD Bank, WELLS FARGO	green dot, BBVA	Synapse, MARQETA	The Bancorp, cross river, EVOLVE
Competitive Differentiation	White-Label	Consumer Banks & Neo Banks	BaaS Banks	Fintech BaaS Providers	White-Label Charters
Extreme partnership tailoring Deep customer experience integration	✓	○	◑	◑	◑
Full-BaaS Model Complete white label digital banking platform (compliance, deposit operations, fraud management, customer care, etc)	✓	○	◕	◔	◔
Branded Digital Banking Offer full white label digital bank app on mobile and web	✓	○	◔	○	○
Revenue share / great consumer prices Partnerships drive low CAC & blended offers. Planned Durbin exempt bank	✓	○	◕	◑	◑

BM Technologies' ability to customize and integrate a fully branded front and back end experience is a differentiating approach and key to partners who have a strong brand relationship with their customers

Why BM Technologies Wins

- Partnership model offering turnkey, fully branded digital banking platform
- Deep experience and long history in B2B2C banking
- Superior service, delivering executive oversight and fully-supported implementation
- Delivers interchange revenue share potential from all account activity

22

Distribution Through Market Leadership Position in Higher-Ed

Deeply Embedded Campus Relationships Allow for Customer Acquisition and "Customer for Life" Strategy

U.S. Higher-Ed Student Disbursement Market Share[1]

TOTAL ADDRESSABLE MARKET IS 20M STUDENTS AND REPLENISHES EVERY YEAR[2][3]



BankMobile
31%
Software
19%
Payment Providers
Other[5]
18%
In-House Capabilities
30%
2%
National Banks

Exclusive, Long-Term and Contractual Campus Relationships

- Long-term embedded university client base of approximately 745 campuses
- SSE retention rate of over 98%[4]
- Average client tenure > 5 years
- Typical new contract term is 3 – 5 years with auto-renewal periods of various lengths
- Active pipeline of ~1M students
- Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators

Benefit of the Higher-Ed Business

- Access to ~1 in every 3 college students in the U.S.
- Ability to create through selling additional financial "customer for life" services products as students graduate
- Proven scale generating approximately $60M in annual revenues with nearly 2M accounts currently on the platform
- Scalable technology distributing more than $10B of payments a year

Recent Developments

- BMTX is in active implementation on 2 new Partnerships that are intended to increase product offerings to schools and increase adoption of BMTX's products by SSEs.
- BMTX's mix of SSE's is weighted towards local, two-year institutions
- Management believes BMTX's segment exposure could perform better than more expensive, private, four-year schools, by offering a better value proposition particularly if remote learning becomes more common or required
  - 87% of SSE at better value "public" schools
  - Active pipeline of schools with ~1M SSEs

Note: SSEs refers to Signed Student Enrollment
1) Per BM Technologies internal sales database and estimated student market size based on SSEs
2) National Center for Education Statistics. "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017
3) ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.)
4) Represents one minus the annual SSE attrition over beginning of the year SSE count
5) Includes credit unions, regional banks, other software providers, unknown, etc.

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BMTX strongly positioned in fast growing BaaS Market Global Banking as a Service (BaaS) Opportunity Banking - as - a - Service (BaaS) is enabled by the seamless integration of financial services and products into other customer activities, typically on non - financial digital platforms. ▪ Incumbent financial organizations ▪ Fintechs ▪ Financial services ▪ Non - financial organizations such as: ▪ E - commerce ▪ Travel ▪ Retail ▪ Health ▪ Telecom Who Utilizes BaaS 1) Source: Cornerstone Advisors Banking as a Service Revenue Forecast ▪ Rapid digital transformation ▪ Innovate new players ▪ Presence of Application Programming Interfaces (APIs) ▪ Lowers cost of acquisition Global BaaS Market 1 $1.2BN $25.5BN Total Revenue Generated 2021 2026